EXHIBIT 10(a)

                      Sutherland, Asbill & Brennan, L.L.P.
          Atlanta (bullet) Austin (bullet) New York (bullet) Washington

1275 PENNSYLVANIA AVENUE, N.W.                      TEL:   (202) 383-0100
  WASHINGTON, D.C. 20004-2404                       FAX: (202) 637-3593

                STEPHEN E. ROTH
           DIRECT LINE: (202) 383-0158
           Internet: sroth@sablaw.com


                                             November 1, 1996


VIA EDGARLINK

Board of Directors
Citicorp Life Insurance Company
800 Silver Lake Boulevard
Dover, DE  19904

Ladies and Gentlemen:

        We hereby consent to the reference to our name under the caption "Legal Matters" in the Statement of Additional Information filed as part of Post-Effective Amendment No. 3 to the registration statement on Form N-4 for Citicorp Life Variable Annuity Separate Account (File No. 33-81626). In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                                            Very truly yours,

                                    SUTHERLAND, ASBILL & BRENNAN, L.L.P.




                                            By:/s/ Stephen E. Roth
                                                   Stephen E. Roth